Short-Term Borrowings	12 Months Ended
Dec. 31, 2012
Short-Term Borrowings [Abstract]
Short-Term Borrowings
Note 10. Short-Term Borrowings

Short-term borrowings totaling $20.17 million at December 31, 2012 as shown on the balance sheet consist primarily of two Federal Home Loan Bank advances that are secured by a lien on a specific class of residential and commercial mortgage loans of the Bank. The advances are also secured by a specific group of available for sale securities held in safekeeping by the FHLB. The Federal Home Loan Bank has the option to convert these advances which total $20 million to a three month LIBOR-based floating rate advance. These two notes carry interest rates that range from 3.84% to 4.34% at December 31, 2012. The average rate paid on these two borrowings is 3.97%. Also included in other short-term borrowings are the contractual principal payments due over the next 12 months on a seller financed mortgage secured by Bank property and an FHLB advance granted through the FHLB's Affordable Housing Program. The contractual payments due on the seller financed mortgage total $16 over the next 8 months and carry a rate of 3.2%. The contractual payments due on the FHLB Affordable Housing program loan total $50 and have a zero interest rate. Short-term borrowings also include the contractual principal payments due totaling $103 over the next 12 months on funds drawn on a Term Loan issued to the Company by one of its Correspondent Banks. The rate on this loan is 6.75%. This loan is secured by the Stock of the subsidiary Bank. During the second quarter of 2011, the Company requested and the correspondent bank agreed to modify the closed-end loan to extend the amortization period of the loan for a new 20-year period. The Closed – End Term Loan has a balloon maturity in April 2014 and the Company deposited the 35 monthly payments up to the balloon date into a reserve account held at the correspondent bank. The remaining balances on the seller financed mortgage, the FHLB Affordable Housing Program Loan and the loan from the Company's correspondent bank are included in long-term debt.

During the third quarter of 2012, the Bank restructured $47.50 million of its $67.91 million of Federal Home Loan Bank (FHLB) borrowings. This restructuring resulted in a decrease in the weighted average borrowing rate by approximately 100 basis points or approximately $480,000 in reduced interest expense annually. It also extended the average maturity dates on these borrowings by approximately 2.5 years. $37.5 million of these borrowings were previously shown as short term borrowings due to the FHLB's option to convert these advances to a floating rate on a quarterly basis. The advances were restructured to straight fixed rate advances with maturity dates now ranging from 2017 to 2019. The Company computed the present values of the future cash flows in order to determine if the modification resulted in a substantially different debt instrument. The changes in cash flows did not exceed the "substantially different" criteria, thus, the restructure was not treated as an extinguishment of debt. For the year ended 2011, the balance at the beginning of the year totaling $65.95 million represented the highest balance for short term borrowings and the average balance for short term borrowings during 2011 was $61.81 million.